Exhibit 10.24

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
AMENDMENT #11 TO THE
TECHNOLOGY LICENSE AND SERVICES AGREEMENT
By their signatures below, Phoenix Technologies Ltd. (“Phoenix”) and Lenovo (Singapore) Pte. Ltd. (“Licensee”) agree to amend the Technology License and Services Agreement dated as of April 26, 2007 (bearing Phoenix Agreement Number 73210100, Lenovo Agreement Number 4907L10470) (as amended from time to time, the “Agreement”) as set forth below. Phoenix and Licensee agree that (i) except as expressly set forth herein, each and every provision of the Agreement shall remain in full force and effect; and (ii) the programs listed in this Amendment shall be governed by the terms and conditions of the Agreement. This Amendment shall be effective as of March 15, 2009 (the “Amendment Effective Date”). Capitalized terms used without definition have the respective meanings ascribed to those terms in the Agreement.
Pursuant to the terms and conditions of this Amendment, Phoenix and Licensee agree to amend the Agreement as follows:
I.	Add Supplement 11-A (Mobile) to the “Attachment I — Licenses and Services” of the Agreement;

II.	Add Supplement 11-B (Desktop) to the “Attachment I — Licenses and Services” of the Agreement;

III.	Add Supplement 11-C (Options) to the “Attachment I — Licenses and Services” of the Agreement; and

IV.	Add Supplement 11-D (Special Requirements) to the “Attachment I — Licenses and Services” of the Agreement.

Phoenix: Phoenix Technologies Ltd.	Licensee: Lenovo (Singapore) Pte. Ltd.

Signature:	Signature:

Printed Name:	Printed Name:
Title:	Title:
Date:	Date:
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THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
I. The parties agree to add Supplement 11-A (Mobile) to the “Attachment I — Licenses and Services” to the Agreement, as follows:
ATTACHMENT I — LICENSES AND SERVICES
SUPPLEMENT 11-A (MOBILE)

					effective date	expiration date
					of license or	of license or
Item	Products and Services	Units	Per Unit Fee	Total Fees	service	service
1.0.0	Object Code (Program) Licenses:
1.1.0	Royalty Prepayment (Mobile)	See Supplement 11-D	[***]	See Supplement 11-D	[***]	[***]
1.1.1	Secure Core Mobile — Object Code	[***]	[***]	—	—	—

2.0.0	Internal Use Tool Licenses:
2.1.0	Tool Subscription License — Internal Use	[***]	[***]	[***]	[***]	[***]

3.0.0	Redistribution Tool Licenses:
3.1.0	Tool Subscription License — Redistribution	[***]	[***]	[***]	[***]	[***]
4.0.0	Source Code Licenses:
4.1.0	Source Code Chipset Modules Options (Mobile), includes any available Super I/O Source Code (specific chipset modules — to be determined)	[***]	[***]	[***]	[***]	[***]
4.2.0	Source Code for [***]	[***]	[***]	[***]	[***]	[***]

					effective date	expiration date
					of license or	of license or
Item	Products and Services	Units	Per Unit Fee	Total Fees	service	service
5.0.0	Maintenance:
5.1.0	Tool Subscription License — Tool-Maintenance (for Internal Use and Redistribution licenses)	[***]	[***]	[***]	[***]	[***]

6.0.0	Services:
6.1.0	Support and Engineering Services (Mobile) for Services conducted in Phoenix’s offices located in [***]	[***] person days	[***]	[***]	[***]	[***]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111

					effective date	expiration date
					of license or	of license or
Item	Products and Services	Units	Per Unit Fee	Total Fees	service	service
7.0.0	Other:
7.1.0	Travel by Phoenix to Licensee’s facilities (Mobile)	[***]	[***]	[***]	[***]	[***]
     Special Requirements as set forth in Supplement 11-D shall be applicable.
[Remainder of this page — intentionally left blank]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
II. The parties agree to add Supplement 11-B (Desktop) to the “Attachment I — Licenses and Services” to the Agreement, as follows:
ATTACHMENT I — LICENSES AND SERVICES
SUPPLEMENT 11-B (DESKTOP)

					effective date	expiration date
					of license or	of license or
Item	Products and Services	Units	Per Unit Fee	Total Fees	service	service
1.0.0	Object Code (Program) Licenses:
1.1.0	Royalty Prepayment (Desktop)	See Supplement 11-D	[***]	See Supplement 11-D	[***]	[***]
1.1.1	Secure Core Desktop — Object Code	[***]	[***]	—	—	—

2.0.0	Internal Use Tool Licenses:
2.2.0	Tool Subscription License — Internal Use	[***]	[***]	[***]	[***]	[***]

3.0.0	Redistribution Tool License:
3.1.0	Tool Subscription License — Redistribution	[***]	—	[***]	[***]	[***]

4.0.0	Source Code Licenses:
4.1.0	Source Code Chipset Modules Options (Desktop), includes any available Super I/O Source Code (specific chipset modules — to be determined)	[***]	—	[***]	[***]	[***]
4.2.0	Source Code for [***]	[***]	—	[***]	[***]	[***]

					effective date	expiration date
					of license or	of license or
Item	Products and Services	Units	Per Unit Fee	Total Fees	service	service
5.0.0	Maintenance:
5.1.0	Tool Subscription License — Tool-Maintenance (for Internal Use and Redistribution licenses)	[***]	[***]	[***]	[***]	[***]

6.0.0	Services:
6.1.0	Support and Engineering Services (Desktop) for Services conducted in Phoenix’s offices located in [***]	[***] person days	—	[***]	[***]	[***]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111

					effective date	expiration date
					of license or	of license or
Item	Products and Services	Units	Per Unit Fee	Total Fees	service	service
7.0.0	Other:
7.1.0	Travel by Phoenix to Licensee’s facilities (Desktop)	[***]	[***]	[***]	[***]	[***]
     Special Requirements as set forth in Supplement 11-D shall be applicable.
[Remainder of this page — intentionally left blank]
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
III. The parties agree to add Supplement 11-C (Options) to the “Attachment I — Licenses and Services” to the Agreement, as follows:
ATTACHMENT I — LICENSES AND SERVICES
SUPPLEMENT 11-C (OPTIONS)

Item	Products and Services	Units	Per Unit Fee
1.0.0	Source Code Licenses:
1.1.0	Chipset Module (including any available Super I/O Code) — Source Code	[***]	[***]
1.2.0	MultiKey Source Code — MK/KBC	[***]	[***]

2.0.0	Services:
2.1.0	Support and Engineering Services for Services conducted in Phoenix’s offices located in the United States	[***]	[***]
2.2.0	Support and Engineering Services for Services conducted in Phoenix’s offices located in Japan	[***]	[***]
2.3.0	Support and Engineering Services for Services conducted in Phoenix’s offices located in Taiwan or PRC	[***]	[***]
     Special Requirements as set forth in Supplement 11-D shall be applicable.
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THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
IV. The parties agree to add Supplement 11-D (Special Requirements) to the “Attachment I — Licenses and Services” to the Agreement, as follows:
ATTACHMENT I — LICENSES AND SERVICES
SUPPLEMENT 11-D (SPECIAL REQUIREMENTS)
The parties agree the following Special Requirements shall be applicable as relates to Supplement 11:
A.	Definitions. The following additional defined terms shall be applicable:
A-1	“Supplement 11” means collectively Supplement 11-A (Mobile), Supplement 11-B (Desktop), and Supplement 11-C (Options).

A-2	“Term” means the term of this Amendment, which shall be for the period from the Amendment Effective Date until March 31, 2011.

A-3	“License Term” means the term during which the Program licenses, Per Unit Fees, Tool licenses, and Source licenses and Services set forth in Supplement 11-A and Supplement 11-B shall apply. The same terms shall apply in each of year 1 and year 2. For example, Licensee will receive [***] options for Source Code Chipset Modules in Year 1 and [***] options for Source Code Chipset Modules in Year 2 (Supplement 11-A, Item 4.1.0). For purposes of clarification, the term of the Source Code for [***] licenses are valid through the term of the Agreement.

A-4	“SecureCore” means Phoenix’s family of programs and related products marketed and branded as SecureCore.
B.	Royalty Prepayment. Licensee agrees to pay Phoenix a Royalty prepayment in the amount of [***], in United States currency, on or before March 31, 2009 (“Prepayment”).
B-1	During the Term, Licensee shall provide Phoenix with quarterly Royalty reports pursuant to Section 5.2 of the Agreement, stating the number of units of Program licenses distributed by Licensee during the reporting period and the aggregate per unit fees reported shall be deducted from the Prepayment; provided however that the deduction shall be in the amount of [***] per quarter for [***] quarters beginning with the Royalty report due on [***] and ending with the Royalty report due on [***]. Licensee agrees to make payment to Phoenix of any remaining Royalties due after the Prepayment has been deducted.

B-2	Prior to the end of the Term when the Prepayment has been exhausted by Licensee’s distribution of the Program licenses, then for the remainder of the Term, Licensee shall provide Royalty reports to Phoenix in accordance with Section 5.2 of the Agreement.

B-3	During the Term, Licensee agrees to provide Phoenix with monthly shipment reports; where such reports will be provided to Phoenix twenty (20) days after the end of each month.
C.	Additional Payment. In addition, Licensee agrees to pay Phoenix fees in the amount of [***], in United States currency, on net five (5) day terms from receipt of a valid invoice from Phoenix.
C-1	The additional payment is for Support and Engineering Services (Desktop) Services conducted by Phoenix in Phoenix’s office located in Taiwan or the People’s Republic of China. For the period ending [***], the number of person days is estimated to be [***]. In the event that Licensee does not use [***] days of Support and Engineering Services (Desktop) Services on or before [***], then Phoenix agrees to invoice Licensee only for the number of person days of Support and Engineering Services (Desktop) Services performed by Phoenix for Licensee through the period [***].[***], Phoenix agrees to confirm the number of person days used by Licensee.
D.	Licensee’s Commitment. For the Term of this Amendment, Licensee [***].
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
E.	License Restrictions. The Program licenses shall be for (i) distribution of the object code version compiled from the SecureCore Source Code or TrustedCore Source Code and (ii) use with or incorporation into Licensee Products with one (1) processor.
F.	Limited Licenses and Services. The Program Per Unit Fees shall include the licenses and services for each of the one (1) year periods and number of units, as set forth in Supplement 11-A and Supplement 11-B, respectively.
F-1	In the event that Licensee desires additional licenses and services, beyond those as specified in this Section F, then such additional licenses and services shall be pursuant to the provisions of Supplement 11-C.

F-2	At the end of each one (1) year period, as set forth in Supplement 11-A and Supplement 11-B, respectively, if Licensee has not (i) exercised the number of chipset module licenses made available, then the remainder of the chipset module licenses shall no longer be available; and (ii) used the amount of dollars available for travel made available, then the remainder of such dollars shall no longer be available.

F-3	At the end of the Term, if Licensee has not used the number of person days of services made available, as set forth in Supplement 11-A and Supplement 11-B, respectively, then the remainder for the number of person days of services shall no longer be available.
G.	Authorized Locations. Subject to the provisions of the Agreement and this Amendment, Licensee is authorized to use the Internal Use Tools and Source Code licensed and any deliverables provided under maintenance or support, as follows:
(i)	Lenovo (USA) Inc., 1009 Think Place, Morrisville, North Carolina 27560 U.S.A.;

(ii)	Lenovo (Japan) Ltd., 1623-14 Shimotsuruma, Yamato, Kanagawa 242-8502 Japan;

(iii)	Lenovo (Beijing) Ltd., No. 6 Chuangye Road, Shangdi Information Industry Base, Haidian District, Beijing, People’s Republic of China, 100085;

(iv)	Lenovo (Shenzhen) Electronics Co., Ltd., Lenovo Research & Development Centre, Gaoxinnanyi Road, Hi-Tech Industrial Park, Shenzhen, People’s Republic of China, 518057; and

(v)	Lenovo Information Products (Shenzhen) Co. Ltd., Lenovo Research & Development Centre, Gaoxinnanyi Road Hi-Tech Industrial Park, Shenzhen, People’s Republic of China 518017.

G-1	In the event that Licensee desires to add a facility or provide notification of a change in address of a facility, then Licensee will provide written notification to Phoenix; where such notification may be via electronic mail to ptec_legal@phoenix.com.

G-2	Licensee and its Affiliates shall not, nor authorize any third party (including TPDs and Contract Manufacturers) to sublicense, rent, lease, sell, distribute, or permit the Internal Use Tools and Source Code, as licensed pursuant to the provisions set forth in Supplement 11-A and Supplement 11-B, respectively, to be accessed or used by any other person or entity without the prior written consent of Phoenix; as applicable.
H.	Obtaining Source Code. For the Source Code License Option terms, as set forth in Supplement 11-A and Supplement 11-B, respectively, Licensee shall have the option for source code licenses, for the number of chipset modules specified, respectively. Licensee will select such Chipset Module Source Code licenses from Phoenix’s list of commercially available chipset modules, if and when available, for the specified code base Source Code. Licensee may exercise these options by providing Phoenix with an authorization form identifying the chipset module(s); where such authorization form is set forth in Attachment X — Document Forms; Form G — Authorization Form.

I.	Tool Deliverables. The deliverables for the Source Code license for the [***] shall be provided as a one time deliverable (except for any updates and maintenance which is included) as part of the Tool Subscription License, as set forth in Supplement 11-A and Supplement 11-B and Supplement 11-C, respectively.

J.	Travel Funds. [***] agrees to set aside funds, as set forth in Supplement 11-A and Supplement 11-B, respectively, to allow Phoenix to travel to any of Licensee’s facilities, as may be needed to conduct services for Licensee.

K.	Additional Source Code Licenses. In the event that Licensee desire to license additional Chipset Module Source Code, beyond those specified in Item 4.1.0 of Supplement 11-A and Item 4.1.0 of Supplement 11-B, respectively, then Licensee may
THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.

Confidential Treatment Request
Confidential	Phoenix Agreement Number 73210111
select Source Code from Phoenix’s list of commercially available programs, for the licenses set forth in Supplement 11-C, if and when available, for the applicable Source Code, at the per unit license fee, as set forth in Supplement 11-C.
K-1	Licensee may obtain such licenses by providing Phoenix with an authorization form identifying the Source Code, as set forth in Attachment X — Document Forms; Form B — Authorization Form.
K-2	Licensee agrees to pay Phoenix the license fees for such Source Code licenses, as set forth in Supplement 11-C.
L.	Start-Up Status Bar. Notwithstanding the provisions of Attachment III and Attachment VII of this Agreement, the parties agree that with regard to the licenses set forth in Supplement 11-A and Supplement 11-B and the additional licenses and services options exercised as set forth in Supplement 11-C, Licensee, at its option, [***] within any Secure Code Programs.
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THE SYMBOL [***] IS USED TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION.